LOSS PER SHARE	12 Months Ended
Dec. 31, 2024
Net loss per ordinary share
LOSS PER SHARE

19. LOSS PER SHARE

The following table sets forth the basic and diluted net loss per share computation and provides a reconciliation of the numerator and denominator for the years ended December 31, 2022, 2023 and 2024 presented:

	As of December 31,
	2022	2023	2024
Numerator:
Net loss attributable to NIP Group Inc.’s shareholders	(31,512,555)	(57,172,736)	(48,620,764)

Denominator:
Weighted average number of ordinary shares outstanding-basic and diluted*	34,987,683	37,160,593	70,200,374
Denominator for basic and diluted net loss per share calculation	34,987,683	37,160,593	70,200,374

Basic and diluted net loss per share attributable to ordinary shareholders of NIP Group Inc.’s shareholders	(0.90)	(1.54)	(0.69)

*	The shares and per share data are presented on a retroactive basis to reflect the stock split (Note 16)

Basic and diluted loss per ordinary share is computed using the weighted average number of ordinary shares outstanding during the year. Both Class A and Class B ordinary shares are included in the calculation of the weighted average number of ordinary shares outstanding, basic and diluted.

For the years ended December 31, 2022 and 2023, the Group had potential ordinary shares, including share options granted and preferred shares. As the Group incurred losses for the years ended December 31, 2022 and 2023, these potential ordinary shares were anti-dilutive and excluded from the calculation of diluted net loss per share of the Group. The weighted-average numbers of non-vested share options excluded from the calculation of diluted net loss per share of the Group were 450,564, nil and nil as of December 31, 2022, 2023 and 2024, respectively.

The 1,312,930, nil and nil stock options were vested but unexercised as of December 31, 2022, 2023 and 2024, respectively. The Group included these stock options to calculate the denominator because they are exercisable at RMB nil.

Holders of the preferred shares are entitled to receive non-cumulative dividends pari passum with ordinary shares, on an as-converted basis, hence the preferred shares meet the definition of participating securities pursuant to the definition under ASC 260-10-20. However, net loss available to ordinary shareholders were not adjusted due to the following: 1) the holders of the preferred shares are entitled to non-cumulative dividends and there was no declared non-cumulative dividends during the presented periods; 2) there was no undistributed earnings during the presented periods and the holders are not entitled to bear any loss (e.g. make additional contribution to the Group in case of significant losses) of the Group; and 3) the contractual principal or mandatory redemption amount of the holder is not reduced as a result of losses incurred by the Group. Therefore, there was no adjustment from undistributed earnings allocated to participating securities.

NIP GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In U.S. dollars, except share and per share data)